Exhibit 10.1

IN THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF TEXAS ENTERED HOUSTON DIVISION	ENTERED 01/15/2014

IN RE:	§
§
DIGERATI TECHNOLOGIES, INC.,	§	CASE NO. 13-33264-H4-11
§
DEBTOR.	§	Chapter 11
§

ORDER APPROVING COMPROMISE AND SETTLEMENT

Pursuant to 11 U.S.C. § 102(1) and § 105(a), this Court held an emergency hearing on January 14, 2014, on the Debtor's and the Parties' 1 Emergency Motion to Approve Compromise of Controversy Under Bankruptcy Rule 9019 (the Motion), which was made orally during the continuation of this Court's hearing, on the same day, on the Debtor's Amended Motion to Approve Compromise of Controversy Under Bankruptcy Rule 9019 [Doc. No. 312]. The testimony adduced from seven witnesses in support of the settlement agreement (the Settlement Agreement), which is the subject of the Motion, meets the requirements for approval of a compromise, as outlined in Protective Comm. for Indep. Stockholders of TMT Trailer Ferry, Inc. v. Anderson, 390 U.S. 414 (1968); In re Jackson Brewing Co., 624 F.2d 605 (5th Cir. 1980); In re of AWECO, Inc., 725 F.2d 293 (5th Cir. 1984); In re Foster Mortg. Corp., 68 F.3d 914 (5th Cir. 1995); and In re Cajun Elec. Power Co-Op., Inc., 119 F.3d 349 (5th Cir. 1997). Therefore, the Court finds that the Motion should be GRANTED and that the Settlement Agreement should be APPROVED. In approving the Settlement Agreement, the Court makes the following findings of facts and conclusions of law2:

1 "Parties" is a defined term in the Bankruptcy Settlement Agreement ("Settlement Agreement"), which is attached hereto as Exhibit A.

2 At the hearing on January 14, 2014, the Court made numerous oral findings of facts and conclusions of law, all of which are incorporated in this Order as if fully set forth herein.

1.	The Debtor and the Parties have negotiated the Settlement Agreement at arm's length and in good faith;

2.	The Settlement Agreement is fair and equitable;

3.
The probability of success, the complexity, expense, and likely duration of litigating the Parties' claims, and all other factors relevant to a full and fair assessment of the wisdom of the Settlement Agreement have been considered by this Court and support approval of the Settlement Agreement;

4.	The Settlement Agreement will facilitate the efficient administration of the bankruptcy estate; and

5.	The Motion and the transactions contemplated by the Settlement Agreement are in the best interests of the Debtor, its estate, and its creditors.

Accordingly, it is:

ORDERED that the Motion is GRANTED and the Settlement Agreement is APPROVED; and it is further

ORDERED that all creditors and parties-in-interest, who are not parties to the Settlement Agreement, must file a Motion to Vacate this Order within fourteen (14) days of this Order if the creditor or party-in-interest objects to the relief granted by this Order; and it is further

ORDERED that upon entry of this Order, the Debtor shall serve this Order (including Exhibit A, which is attached hereto) upon all creditors and parties-in-interest in this Chapter 11 case.

SIGNED this 15th day of January, 2014.

/s/ Jeff Bohm
Jeff Bohm
Chief United States Bankruptcy Judge

SUBMITTED BY:
Edward L. Rothberg
State Bar No. 17313990
Rothberg@hooverslovacek.com
5847 San Felipe, Suite 2200
Houston, TX 77057
Tel: (713) 977-8686
Fax: (713) 977-5395
ATTORNEY FOR THE DEBTOR

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

IN RE:	§
§
DIGERATI TECHNOLOGIES, INC.,	§	CASE NO. 13-33264-H4-11
§
DEBTOR.	§	Chapter 11
§

BANKRUPTCY SETTLEMENT AGREEMENT

Subject to Bankruptcy Court approval pursuant to Bankruptcy Rule 9019, this SETTLEMENT AGREEMENT ("Bankruptcy Settlement Agreement"') is made by and among Digerati Technologies, Inc., as debtor-in-possession ("Digerati" or 'Debtor"), Arthur L. Smith, Antonio Estrada, Hurley Fairview, LLC, Hurley Enterprises, Inc., Hurley Family Trust, Vess Hurley, Sheyenne Rae Ne 1 son Hurley, Dishon Disposal, Inc., Riverfront Capital, LLC, Luci Dishon, Terry Dishon, Dishon Family Heritage Trust, Southpaw Trust, Rainmaker Trust, Bert Tarrant ("Terry") Dunken, Jr., Sheryl Dunken, David Gorham, Connie Gorham, Christy Albeck, Albeck Financial Services, Inc., Hunter M. A. Carr, Recap Marketing & Consulting, LLP, Rhodes Holdings, LLC, Robert L. Sonfield, Jr., P.C. d/b/a Sonfield & Sonfield, Robert L. Sonfield, Jr., Robert C. Rhodes, American Equity Fund, LLC, Delta S Ventures, LP, Cloud Capital Corp, William E. Mcllwain, John Howell, Scott A. Hepford, The Lunaria Heritage Trust, WEM Equity Capital Investments, Ltd., Rainmaker Ventures II, Ltd., and Kelley Kirker (hereinafter "Party" or "Parties").

WHEREAS, the Debtor entered into an Agreement and Plan of Reorganization by and among Digerati Technologies, Inc., Waste Deep, Inc., and the Securityholders of Waste Deep, Inc. ("Waste Deep") which is dated November 15, 2012. The Agreement and Plan of Reorganization contemplated shares to be issued in a new entity, Waste Deep, and that the Series E Preferred Stock in the Debtor would be transferred to the person or persons designated by Waste Deep and then all Waste Deep Securityholders would surrender to Digerati all certificates representing Waste Deep Securities at the closing on the Agreement and Plan of Reorganization. It also contemplated stock purchase agreements between Waste Deep and the shareholders of Hurley Enterprises, Inc. and Dishon Disposal, Inc. (the "November Transactions"); and

WHEREAS these actions resulted in Hurley Enterprises, Inc. and Dishon Disposal, Inc. becoming wholly owned subsidiaries of Digerati.

EXHIBIT A

WHEREAS a Rule 11 Mediated Settlement Agreement ("Rule 11 Agreement") was entered into January 14, 2014 by various parties who are also Parties to this Bankruptcy Settlement Agreement. As such, the motion to approve the compromise with the Court for the approval of this Bankruptcy Settlement Agreement shall include a copy of the Rule 11 Agreement as an exhibit.

WHEREAS, numerous disputes exist among the parties directly and indirectly related to the November Transactions and/or the bankruptcy case and related litigation In re: Digerati Technologies, Inc., USBC S.D. Tx. 13-33264 ("Bankruptcy"); and

WHEREAS, the Parties now desire to fully and finally settle and conclude all matters discussed herein for the consideration described below and to release any and all claims and counterclaims as set forth herein:

Agreed Allowed Secured Claims

1.
Hurley Fairview, LLC shall have an allowed secured claim against Digerati in the amount of $20 million plus interest, and any reasonable costs, charges and fees as may be allowable under 11 U.S.C. §506(b).

2.	Sheyenne Hurley shall have an allowed secured claim against Digerati in the amount of $10 million plus interest, and any reasonable costs, charges and fees as may be allowable under 11 U.S.C. §506(b).

3.	Terry Dishon shall have an allowed secured claim against Digerati in the amount of $30 million plus interest, and any reasonable costs, charges and fees as may be allowable under 11 U.S.C. §506(b).

4.
The allowed secured claims above in paragraphs 1 through 3 are collectively defined herein as Allowed Secured Claims and the holder of such Allowed Secured Claims are defined as "Allowed Secured Creditors".

Subordination of Agreed Allowed Secured Claims

5.
In the event of a sale of Dishon Disposal, Inc. to a third party for an amount that is less than payment in full of the Allowed Secured Claim of Terry Dishon, plus $1,250,000, plus any amount necessary to satisfy fifty percent of Digerati's unpaid professional fees, Terry Dishon agrees that $1,250,000 of the actual sale proceeds plus any amount necessary to satisfy fifty percent of Digerati's unpaid professional fees (the "Dishon Carve Out"), shall be retained by the Digerati bankruptcy estate for payment of allowed administrative expenses for professional fees and to pay other allowed claims. The Parties agree that the Allowed Secured Creditors may contest and file an objection to Debtor's interim or final fee applications.

6.
In the event of a sale of Hurley Enterprises, Inc. to a third party for an amount that is less than payment in full of the Allowed Secured Claims of Hurley Fairview, LLC and Sheyenne Hurley, plus $1,250,000, plus any amount necessary to satisfy fifty percent of Digerati's unpaid professional fees, Hurley Fairview, LLC and Sheyenne Hurley agree that $1,250,000 of the actual sale proceeds plus any amount necessary to satisfy fifty percent of Digerati's unpaid professional fees (the "Hurley Carve Out"), shall be retained by the Digerati bankruptcy estate for payment of allowed administrative expenses for professional fees and to pay other allowed claims. The Parties agree that the Allowed Secured Creditors may contest and file an objection to Debtor's interim or final fee applications.

Credit Bid and Related Rights

7.
Terry Dishon may credit bid at any sale of Dishon Disposal, Inc. If Terry Dishon is the successful credit bidder at a sale, he agrees to pay the Dishon Plan Carve Out, defined above, to the Digerati bankruptcy estate for the payment of fifty percent of the unpaid professional fees entitled to administrative expense priority and to pay other allowed claims. In the event of a successful credit bid by Terry Dishon, the Parties hereto acknowledge that the Dishon Plan Carve Out and/or the amounts due by Terry Dishon under the Rule 11 Agreement may be funded by finance or refinance proceeds. As such, Digerati hereby agrees to use its best efforts to assist Terry Dishon to obtain financing through Dishon Disposal, Inc. to pay the Dishon Plan Carve Out and/or the amounts due by Terry Dishon under the Rule 11 Agreement.

8.
Hurley Fairview, LLC and Sheyenne Hurley may credit bid at any sale of Hurley Enterprises, Inc. If Hurley Fairview, LLC and Sheyenne Hurley are the successful credit bidders at a sale, they agree to pay the Hurley Plan Carve Out to the Digerati bankruptcy estate for the payment of fifty percent of the unpaid professional fees entitled to administrative expense priority and to pay other allowed claims. In the event of a successful credit bid by Hurley Fairview, LLC and Sheyenne Hurley, the Parties hereto acknowledge that the Hurley Plan Carve Out and/or the amounts due under the Rule 11 Agreement may be funded by finance or refinance proceeds. As such, Digerati hereby agrees to use its best efforts to assist Hurley Fairview, LLC and Sheyenne Hurley in obtaining financing through Hurley to pay the Hurley Plan Carve Out and/or the amounts due by Hurley Fairview, LLC and Sheyenne Hurley under the Rule 11 Agreement.

Allowed Equity Interests

9.
In exchange for the rescission of any claim to any rights arising out of the Preferred Series A Interests, Hurley Fairview, LLC shall receive a pro-rata share of Surplus Net Sales Proceeds calculated by using the number 40,000 as the numerator and by using the number 140,000 as the denominator.

10.	Surplus Net Sales Proceeds shall mean the surplus of the sale proceeds of Hurley Enterprises, Inc. and Dishon Disposal, Inc. after all senior claims are paid in full.

11.
In exchange for the rescission of any claim to any rights arising out of the Preferred Series A Interests, Terry Dishon shall receive a Pro-Rata share of Surplus Net Sales Proceeds calculated by using the number 20,000 as the numerator and by using the number 140,000 as the denominator.

12.
In exchange for the rescission of any claim to any rights arising out of the Preferred Series A Interests, Sheyenne Hurley shall receive a Pro-Rata share of Surplus Net Sales Proceeds calculated by using the number 20,000 as the numerator and by using the number 140,000 as the denominator.

13.
In exchange for the rescission of any claim to any rights arising out of the Preferred Series A Interests, Riverfront Capital, LLC shall receive a Pro-Rata share of Surplus Net Sales Proceeds calculated by using the number 40,000 as the numerator and by using the number 140,000 as the denominator.

14.
Arthur L. Smith and Antonio Estrada, WEM Equity Capital Investments, Ltd., Rainmaker Ventures II, Ltd., and Recap Marketing and Consulting, LLP, shall have an allowed claim for their equity interests in common stock issued prior to the November Transactions, but shall not have an allowed claim for any Preferred A shares.

15.
Pursuant to the terms of this Bankruptcy Settlement Agreement, the holders of allowed equity interests agree not to sell, transfer or assign any shares in the Debtor, except to the Debtor, until after the Debtor's interest in Hurley Enterprises, Inc. and Dishon Disposal, Inc. is sold OR for one year from the approval of this Bankruptcy Settlement Agreement, whichever occurs first. Nothing in this section shall be construed to impair the Allowed Secured Creditors' rights to protect and preserve the collateral and their interests in and to that collateral.

16.	The Allowed Equity Interests above in paragraphs 9 through 14 are collectively defined herein as "Allowed Equity Interests."

17.	The Parties agree that any holder of an Allowed Equity Interest may contest and file an objection to Debtor's interim or final fee applications.

Assignment of Equity, Claims, Rights and/or Interests

18.
All Parties other than the Debtor, Dishon Disposal, Inc. and Hurley Enterprises, Inc., with any known or unknown interests not included in the Allowed Secured Claims and Allowed Equity Interests above are waiving any claim, right, interests of any kind including any equity interest in or against the Debtor, Hurley Enterprises, Inc., and Dishon Disposal, Inc., and assign to the Debtor any interest they have to assert any equity interests, rights, interests of any kind, or claims in or against the Debtor, Hurley Enterprises, Inc., and/or Dishon Disposal, Inc., other than those claims, rights and/or interests specifically excepted by Exhibit A attached hereto or which were transferred to the Allowed Secured Creditors in the Rule 11 Agreement. It is specifically agreed that all claims and/or interests including 100% of the stock in the Debtor owned by Oleum Capital, LLC and transferred pursuant to the Rule 11 Agreement are hereby irrevocably transferred to the Debtor for the purpose of canceling the shares and such shares shall be cancelled.

19.
At the conclusion of all lawsuits referred to herein and after the applicable ethical, legal and/or regulatory duty to maintain records, each Party will return all original production documents and all production information in whatever method same is stored to the producing party or will destroy said information pursuant to the terms of the Protective Order entered in the Bankruptcy (Doc. No. 338). This provision includes documents in any litigation involving the Parties' Attorneys for any Party may maintain documents until all payments of the obligations under this Bankruptcy Settlement Agreement and Rule 11 Agreement have been performed in full.

20.
Any proofs of claim other than the Allowed Secured Claims, (i.e. the Secured Creditors secured claims in the Rule 11 Agreement), transferred or to be transferred pursuant to the Rule 11 Agreement shall not receive any distributions pursuant to the terms of Digerati's confirmed Plan. If Digerati does not confirm a plan within the time frames set forth in paragraph 57, then the holders of the transferred claims may assert them in any appropriate forum allowed by law.

Subsidiary Leases and Contracts

21.
All Parties hereto, acknowledge that any contracts between Hurley Enterprises, Inc. and/or Dishon Disposal, Inc. with Special Waste Management Services, Inc., Perfect Circle Water Systems, Inc. ("Perfect Circle"), MCI Partners, LLC and its affiliates shall be canceled and void.

22.
Debtor, Hurley Enterprises, Inc., Dishon Disposal, Inc. and Allowed Secured Creditors shall jointly cause any existing contracts with Perfect Circle Water Systems, Inc. and Special Waste Management Services, Inc. to be cancelled.

Financial Controls and Tax Returns

23.
Hurley Enterprises, Inc. and Dishon Disposal, Inc. shall outsource accounting management services to a person or firm with GAAP and financial reporting experience to implement controls, document procedures and improve the current processes. These services shall remain in place until the sale of Digerati's interests is completed and/or until the Debtor, Dishon Disposal, Inc. and Hurley Enterprises, mutually agree that the accounting management services are no longer necessary. Dishon Disposal, Inc. and Hurley Enterprises, Inc., will also implement reasonable financial controls recommended by their auditors.

24.
Concerns were raised regarding transfers made from Hurley Enterprises, Inc. and Dishon Disposal, Inc. to Gorham and/or entities controlled by Gorham, which were identified in the audit process of Hurley Enterprises, Inc. and Dishon Disposal, Inc. In the event that the Allowed Secured Creditors or their auditors have a concern with Gorham's accounting of such funds, the Allowed Secured Creditors shall have the sole right to pursue and recover the transfers and Hurley Enterprise, Inc. and Dishon Disposal, Inc. may demand an accounting. Any such disputes related thereto shall be subject to the Arbitration provision herein.

Cooperation in Sale Process

25.
The Chapter 11 Plan to be filed by the Debtor will provide for the sale of Hurley Enterprises, Inc. and Dishon Disposal, Inc. The Allowed Secured Creditors and Allowed Equity Interest holders agree to provide reasonable good faith cooperation to assist in the Debtor's sale of its interests in Hurley Enterprises, Inc. and Dishon Disposal, Inc. The other Parties to the Agreement shall not interfere with the Plan approval process, so long as any Plan or Proposed Plan is consistent with this Bankruptcy Settlement Agreement and the Rule 11 Agreement. The Chapter 11 Plan shall have a provision that allows the Allowed Secured Creditors to obtain financing to fund the Rule 11 Agreement via Hurley Enterprises, Inc. and/or Dishon Disposal, Inc. subject to the terms provided for in such Plan whereby any payments made by the Allowed Secured Creditors, Luci Dishon, Vess Hurley or their affiliates shall be deducted from the amounts due to the Allowed Secured Creditors pursuant to the distribution provisions of the Plan.

26.
In order to facilitate the sale process, for a period of six months commencing upon the earlier of approval of this Bankruptcy Settlement Agreement or February 15, 2014, Dishon Disposal, Inc. agrees to continue operating in the ordinary course with proper corporate governance until a sale of Digerati's interest. This provision means that existing management personnel, including but not limited to Terry Dishon and Luci Dishon, shall continue operating Dishon Disposal, Inc. in the ordinary course of business; provided however, that management personnel may be terminated for cause. Dishon Disposal, Inc. agrees to notify and obtain consent from the Debtor relative to transactions that are not in the ordinary course of business, which such consent shall not be unreasonably withheld, conditioned or delayed. Nothing herein shall constitute a waiver of any Allowed Secured Creditors' rights under 11 USC 362, except to the extent not inconsistent with the obligation to assist in the sale of the companies.

27.
For a period of six months which shall commence one week after Herrera Partners, by and through Finley Biggerstaff, is permitted to visit Hurley Enterprises, Inc. and meet with Sheyenne Hurley for a reasonable amount of time and who will provide Biggerstaff with copies of data requested by Herrera Partners in order to prepare its Confidential Information Memorandum, Hurley Enterprises, Inc. shall continue operating in the ordinary course with proper corporate governance and management/personnel until a sale of Digerati's interest in Hurley Enterprises, Inc. is finalized. This provision means that existing management personnel, including but not limited to Vess Hurley and Sheyenne Hurley, shall continue operating Hurley Enterprises, Inc. in the ordinary course of business; provided however, that management personnel may be terminated for cause. Hurley Enterprises, Inc. agrees to notify and obtain consent from the Debtor relative to transactions that are not in the ordinary course of business, which such consent shall not be unreasonably withheld, conditioned or delayed. Nothing herein shall constitute a waiver of any Allowed Secured Creditors' rights under 11 USC 362, except to the extent not inconsistent with the obligation to assist in the sale of the companies.

28.	Gorham agrees to cooperate with the sale process and shall not interfere with the sale process.

Shareholder Loans

29.
Sheyenne Hurley and/or Hurley Fairview, LLC shall pay or cause to be paid any shareholder loans and/or director/officer loans to Vess Hurley, Sheyenne Hurley and/or Hurley Fairview, LLC from Hurley Enterprises, Inc., incurred after November 26, 2012, in the amount set forth in the final audit prepared by the auditors or as shown in the books and records of Hurley Enterprises, Inc. after a review by a Certified Public Accountant, as well as any loans made to said persons in 2013 ("Hurley Shareholder's Loans"), which shall be paid out of the sale proceeds of the closing of the sale of Digerati's interest in Hurley Enterprises, Inc. In the event that the Debtor's interests in Hurley Enterprises, Inc. are not sold, the Debtor and Hurley Enterprises, Inc. retain any and all rights and remedies they may have under law to collect the Hurley Shareholder's Loans.

30.
Terry Dishon and Riverfront Capital, LLC shall pay or cause to be paid any shareholder loans, if any, made to said persons in 2013 ("Dishon Shareholder's Loans"), which shall be paid out of the sale proceeds of the closing of the sale of Digerati's interest in Dishon Disposal, Inc. In the event that the Debtor's interests in Dishon Disposal, Inc. are not sold, the Debtor and Dishon Disposal, Inc. retain any and all rights and remedies they may have under law to collect the Dishon Shareholder's Loans.

Transfer of Stock

31.
Hurley Enterprises, Inc. and Dishon Disposal, Inc. and the Allowed Secured Creditors acknowledge that Hurley Enterprises, Inc. and Dishon Disposal, Inc. are wholly owned subsidiaries of Digerati with Digerati owning 100% of the shares of each. The Parties agree that any 363 Sale or other sale in the Bankruptcy of Digerati's interests in and/or shares in Hurley and Dishon shall be deemed legal, valid and effective of all legal, equitable and beneficial right, title and interest in those assets which will be sold free and clear of all liens, claims and encumbrances.

Plan Support Agreement

32.
The Allowed Secured Creditors and Allowed Equity Interest holders will reasonably cooperate and assist Digerati in confirming a Plan consistent with the settlement terms set forth herein. All other Parties agree not to oppose or interfere with the Plan confirmation process, except to the extent necessary to protect or enforce the Rule 11 Agreement. The Parties agree that any Plan submitted for Bankruptcy Court approval shall not contain any provision that would have the effect of modifying, altering, amending, circumventing or in any way changing any provision of the Rule 11 Agreement. In addition, any Plan submitted for approval and/or any responses or filings related thereto by any of the Parties shall not contain any derogatory, slanderous, libelous or other defamatory statements as to any Party to this Bankruptcy Settlement Agreement.

Mutual Release

33.
For and in consideration of the recitals above, all Parties hereto, mutually RELEASE, ACQUIT AND FOREVER DISCHARGE, and by these presents for themselves, their legal representatives, successors, and assigns, RELEASE, ACQUIT, and FOREVER DISCHARGE all Parties (other than the Party's own attorney) hereto from any and all claims, causes of action, demands, of any character or kind, known or unknown, whether in contract or in tort, or any other theory of law concerning the facts giving rise to the allegations brought forth in any lawsuit concerning the November Transactions or any known or unknown causes of action arising up to the date of this Bankruptcy Settlement Agreement or that could have been asserted through the date of this Bankruptcy Settlement Agreement.

34.
The foregoing releases are not intended to and do not release any Party to this Bankruptcy Settlement Agreement from any agreements, covenants, obligations, or undertakings of such Party contained in this Bankruptcy Settlement Agreement or Rule 11 Agreement (to the extent a Party is a party to the Rule 11 Agreement), or of any instrument executed by the Parties to effectuate this Bankruptcy Settlement Agreement.

35.
Each of the Parties expressly warrants and represents that no promise or agreement which is not herein expressed has been made to him or her or it in executing this release, and that none of the Parties are relying upon any statement or representation of any of the Parties or any agent of the Parties being released hereby, except for the representations and warranties stated in paragraph 51 of this Bankruptcy Settlement Agreement. Subject to the foregoing, each of the Parties is relying on his or her or its own judgment in executing this release.

36.	The Parties agree that each party to this Bankruptcy Settlement Agreement is providing valuable consideration by the benefits provided for in the covenants herein.

Dismissal of Lawsuits

37.
The Parties shall move immediately to abate, if allowed, the following lawsuits, adversary proceedings and related appeals and not seek to reinstate such actions until the Bankruptcy Court rules upon this Bankruptcy Settlement Agreement or upon the expiration of ninety (90) days, and upon approval of the Bankruptcy Settlement Agreement such actions shall be dismissed with prejudice, except as to the appeals in subparagraph vi below, as to the Parties executing this Bankruptcy Settlement Agreement within fifteen (15) business days:

i.)             Cause No. 2013-06483; Digerati Technologies, Inc. v. Sonfield & Sonfield, P.C., Robert L. Sonfield, Jr., Robert C. Rhodes, and William E. Mcllwain; In the 281st Judicial District of Harris County, Texas ("Harris County Lawsuit") and the appeal pending in the 14th Court of Appeals, Case No. 14-13-00249;

ii.)            Cause No. 2013-CI-02253; Rhodes Holdings, LLC, Recap Marketing & Consulting, LLP, WEM Equity Capital Investments, Ltd., Robert C. Rhodes, Delta S. Ventures LP, Hunter M.A. Carr & William Mcllwain v. David Gorham, MCI Partners LLC, Arthur L. Smith, Antonio Estrada, Murray R. Nye, John R. Fleming & Bert Terry Dunken Jr. and Lou Soumas v. Scott Hepford and Lunaria Heritage Trust, Intervenors; In the 285th (131g) Judicial District of Bexar County, Texas ("Bexar County Lawsuit") and the appeal pending in the Fourt Court of Appeals, 04-13-00423-CV;

iii.)           Cause No. 2013-05429; Robert L. Sonfield, Jr., P.C. v. Christy E. Albeck and Gregg E. Jaclin; In the 129th Judicial District of Harris County, Texas;

iv.)           Cause No. 2013-04580; Recap Marketing and Consulting LLP v. Gregg E. Jaclin and Christy Albeck; In the 157th Judicial District of Harris County, Texas;

v.)             Rhodes Holdings, LLC et al v. David L. Gorham, et al, USBC S.D.Tx. 13-03121 and any appeals taken from this case

vi.)            All appeals filed related to any Orders issued in the Bankruptcy as of the effective date of this Bankruptcy Settlement Agreement subject to the consent of the Allowed Secured Creditors.

Digerati Notices

38.
The Parties agree Digerati shall file a form 8K with the Securities and Exchange Commission to the effect that pursuant to the Bankruptcy Court's Order approving Bankruptcy Settlement Agreement: (i) Robert C. Rhodes is not a director on the board of directors, is not CEO, is not President, and does not hold any officer position within Digerati Technologies, Inc., (ii) William E. Mcllwain is not a current director on the board of directors of Digerati Technologies, Inc., iii) Arthur L. Smith is the current Director, Chairman, Chief Executive Officer, President, and Secretary; (iv) Antonio Estrada is the current Chief Financial Officer and Treasurer; and (iv) and Robert L. Sonfield, Jr. is not currently legal counsel of Digerati Technologies, Inc. In addition, Digerati Technologies, Inc. shall issue a press release summarizing this Bankruptcy Settlement Agreement between the Parties, specifically addressing Robert C. Rhodes, William E. Mcllwain, and Robert L. Sonfield, Jr. Both the 8K and the press release shall be reviewed by Robert C. Rhodes, William E. Mcllwain, and Robert L. Sonfield, Jr. for approval, which is required but shall not be unreasonably withheld, prior to filing.

Digerati shall file a motion to strike and, in the alternative, seal in the Bankruptcy Court withdrawing or sealing any references to "pump and dump" which appears in any motion, pleading or filing with the Bankruptcy Court. All Parties hereto shall support such motion. The Parties requesting the withdrawal shall provide Debtor's counsel with a list of such motions, pleadings and filings requested to be in the motion. Debtor affirmatively states that no "pump and dump" occurred related to the November Transactions. Further, the Debtor's SEC expert testified that he did not find that anybody, including any of the Parties hereto had engaged in a "pump and dump" scheme.

General Terms and Conditions

39.	Except as specifically set forth herein, this Bankruptcy Settlement Agreement is only effective if approved by the Bankruptcy Court.

40.
The Parties agree that Vess Hurley, Sheyenne Hurley, Luci Dishon and Terry Dishon, individually or in any other capacity, shall not be compelled by any Parties or their counsel to appear as a witness in any legal proceedings relating to this Bankruptcy Settlement Agreement except by deposition; and, except as to any proceedings in which they are subject to personal jurisdiction.

41.	Nothing in this Bankruptcy Settlement Agreement shall be deemed to invalidate, modify or amend the Rule 11 Agreement. Texas law governs this Bankruptcy Settlement Agreement.

42.
The Parties and their agents, attorneys, employees, agree not to seek votes against Digerati's Plan; entertain alternative restructuring options inconsistent with the terms herein unless Digerati is included in all discussions; take any action inconsistent with this Bankruptcy Settlement Agreement, or impede or take any other action, directly or indirectly, to hinder the sale process or financial reporting requirements for the Bankruptcy Court and/or SEC so long as the Plan is consistent with this Bankruptcy Settlement Agreement.

43.
Except upon execution of an amendment or modification hereto signed by all Parties, the Parties do not intend for any of the terms of this Bankruptcy Settlement Agreement to be enforceable or provide benefits to any person who is not a party to this Bankruptcy Settlement Agreement. No Party shall have a right to assign its rights or obligations under this Bankruptcy Settlement Agreement without a written modification of this Bankruptcy Settlement Agreement agreed to by all Parties.

44.
This Bankruptcy Settlement Agreement (including the exhibits attached hereto) constitutes the entire understanding among the Parties with respect to the subject matter hereof, superseding all negotiations, prior discussions and prior agreements and understandings relating to such subject matter, except that nothing herein modifies the Rule 11 Mediation Settlement Agreement. The Parties hereto acknowledge that no other Party, directly or through an agent, has made any promises, representations or warranties whatsoever, express or implied, not contained in this Bankruptcy Settlement Agreement, to induce them to execute this Bankruptcy Settlement Agreement.

45.
The Parties agree that upon the request of any of the Parties, they will execute and deliver such further documents and undertake such further actions as reasonably may be required to effectuate any of the agreements contained in this Bankruptcy Settlement Agreement. The Parties to this Bankruptcy Settlement Agreement shall cooperate and shall execute all documents and obtain all approvals reasonably necessary to effectuate the terms of this Bankruptcy Settlement Agreement.

46.
The provisions of this Bankruptcy Settlement Agreement shall apply to, inure to the benefit of, and be binding upon, the Parties and their respective agents, employees, legal representatives, successors, and assigns.

47.
The Parties hereto understand that this settlement is the compromise of doubtful and disputed claims and is not to be construed as admission of liability on the part of the Parties hereto, and that the Parties deny liability there for and intend to avoid litigation and buy their peace. The Parties further agree that the terms of this Bankruptcy Settlement Agreement are contractual and not a mere recital.

48.
This Bankruptcy Settlement Agreement has been executed in multiple originals and in a number of identical counterparts, each of which constitutes and for all purposes is to be deemed an original, and all of which constitute, collectively, one agreement, but in making proof of this Bankruptcy Settlement Agreement, it shall not be necessary to produce or account for more than one such counterpart. The delivery of an executed counterpart of this Bankruptcy Settlement Agreement by facsimile or pdf shall be deemed to be valid delivery thereof, however, the Parties will follow with original signatures provided to the other Parties as soon as practicable.

49.
This Bankruptcy Settlement Agreement may not be modified or amended except by an instrument or instruments in writing signed by the Parties. Any Party may, only by an instrument in writing, waive compliance by any other Party with any term or provision of this Bankruptcy Settlement Agreement on the part of that other Party or to be performed or complied with. The waiver by a Party of a breach of any term or provision of this Bankruptcy Settlement Agreement will not be construed as a waiver of any other breach.

50.
The effective date of this Bankruptcy Settlement Agreement shall be the date it is approved by the Bankruptcy Court. No Party is bound by any provision of this Bankruptcy Settlement Agreement until it is approved by the Bankruptcy Court. In accordance with any and all applicable law, until this Bankruptcy Settlement Agreement is approved by the Bankruptcy Court, Parties may withdraw their consent to the extent allowed by law. All Parties have a good faith obligation to seek approval of the Bankruptcy Settlement Agreement with the Bankruptcy Court. The Parties shall not take action which conflicts with the Bankruptcy Settlement Agreement or Rule 11 Agreement.

51.
The Parties, represent and warrant to the best of their knowledge, which representations and warranties are, in part, consideration for the execution of this Bankruptcy Settlement Agreement, the following:

a.
that they own all and each of the claims, rights, demands, and causes of action, if any, which such Party is hereby settling, assigning and/or releasing pursuant to the Bankruptcy Settlement Agreement, save and except any transferred per the Rule 11 Agreement; and,

b.
that they have not assigned to any other person or entity all or any part of said claims, rights, demands, or causes of action being settled, assigned or released in the Bankruptcy Settlement Agreement, save and except as set forth in the Rule 11 Agreement.

52.
All Parties and signers hereto represent that they have authority to execute this Bankruptcy Settlement Agreement, except to the extent that the Debtor's execution is subject to Bankruptcy Court approval.

53.
All notices hereunder to the Parties shall be deemed to have been duly given if delivered personally, or mailed, postage prepaid, registered or certified, or by facsimile or by email to the Parties, whose addresses are set forth on Exhibit B, or to any attorneys designated in writing to the others executing this Bankruptcy Settlement Agreement.

54.	No waiver or modification of the terms of this Bankruptcy Settlement Agreement shall be valid unless it is in writing and signed by an authorized representative of each Party.

55.
The Parties expressly warrant and represent that before executing this Bankruptcy Settlement Agreement they have received independent legal advice from attorneys of their choice with respect to the advisability of entering into this Bankruptcy Settlement Agreement, that they have fully informed themselves of its terms, contents, conditions, and effect, and that they voluntarily agree to the terms of this Bankruptcy Settlement Agreement. The Parties agree that this instrument is executed as their act and deed. It is expressly understood and agreed, each of the Parties represents, covenants, and warrants that each signature hereinafter appearing is authorized and genuine, and is freely, knowingly and willingly affixed hereon.

56.
None of the Parties hereto shall be considered to be the drafter of this Bankruptcy Settlement Agreement or any provision hereof for the purpose of any statute, case law, or rule interpretation or construction that would, or might, cause any provision to be construed against any drafter hereof.

57.
If no Chapter 11 Plan is confirmed by the Bankruptcy Court by July 31, 2014, or no sale of the Allowed Secured Creditors' collateral has occurred by August 31, 2014, THEN the automatic stay of 11 USC § 362 terminates as to the Allowed Secured Creditors and as to their assets or interests. The Allowed Secured Creditors are thereafter permitted to pursue all legal remedies applicable under law.

BINDING ARBITRATION

58.
The Parties agree that any disputes between them as to or in any way related to the Bankruptcy Settlement Agreement will be subject to binding arbitration before Judge Mark Davidson ("Davidson"), except as set forth below. If Davidson should refuse to serve as arbitrator, said dispute shall be filed with and handled by another former or retired Texas Judge or Justice appointed by Davidson. If Davidson does not make the appointment, then said arbitrator shall be selected by the Administrative Judge of the Harris County District Courts. The following shall not be submitted to arbitration and this arbitration clause shall have no effect over the following: i) Chapter 11 Plan confirmation; ii) Chapter 11 Plan consummation; iii) Chapter 11 Plan implementation; iv) Chapter 11 Plan interpretation; v) Chapter 11 Plan administration; and, vi) Chapter 11 Plan enforcement to the extent it does not abrogate the Rule 11 Agreement or Bankruptcy Settlement Agreement. Further, this provision shall have no effect on any non-party to the Rule 11 Agreement or Bankruptcy Settlement Agreement.

59.	As used in this Bankruptcy Settlement Agreement, headings are for reference only and are not substantive.

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IN WITNESS WHEREOF, the duly authorized Parties have executed this Bankruptcy Settlement Agreement as of the respective dates indicated below:

Digerati Technologies, Inc.

By:	/s/ Arthur L. Smith
Name:	Arthur L. Smith
Title:	CEO
Date:	1-14-14

Arthur L. Smith

By:	/s/ Arthur L. Smith

Date:	1-14-14

Antonio Estrada

By:	/s/ Antonio Estrada

Date:	1-14-14

Hurley Fairview, LLC

By:
Name:
Title:
Date:

Hurley Enterprises, Inc.

By:
Name:
Title:
Date:

IN WITNESS WHEREOF, the duly authorized Parties have executed this Bankruptcy Settlement Agreement as of the respective dates indicated below:

Digerati Technologies, Inc.

By:
Name:
Title:
Date:

Arthur L. Smith

By:

Date:

Antonio Estrada

By:

Date:

Hurley Fairview, LLC

By:	/s/ Vess E. Hurley
Name:	Vess E. Hurley
Title:
Date:	1-14-14

Hurley Enterprises, Inc.

By:	/s/ Vess E. Hurley
Name:	Vess E. Hurley
Title:
Date:	1-14-14

Hurley Family Trust

By:	/s/ Terry Dunken
Name:	Terry Dunken
Title:	Trustee
Date:	1/14/14

Vess Hurley

By:

Date:

Sheyenne Rae Nelson Hurley

By:

Date:

Dishon Disposal, Inc.

By:
Name:
Title:
Date:

Riverfront Capital, LLC

By:
Name:
Title:
Date:

Luci Dishon

By:

Date:

Hurley Family Trust

By:	/s/ Vess E. Hurley
Name:	Vess E. Hurley
Title:
Date:	1-14-14

Vess Hurley

By:	/s/ Vess Hurley

Date:	1-14-14

Sheyenne Rae Nelson Hurley

By:	/s/ Sheyenne Rae Nelson Hurley

Date:	01-14-2014

Dishon Disposal, Inc.

By:
Name:
Title:
Date:

Riverfront Capital, LLC

By:
Name:
Title:
Date:

Luci Dishon

By:

Date:

Hurley Family Trust

By:
Name:
Title:
Date:

Vess Hurley

By:

Date:

Sheyenne Rae Nelson Hurley

By:

Date:

Dishon Disposal, Inc.

By:	/s/ Terry Dishon
Name:	Terry Dishon
Title:	President
Date:	1-14-13

Riverfront Capital, LLC

By:	/s/ Terry Dishon
Name:	Terry Dishon
Title:	Manager
Date:	1-14-13

Luci Dishon

By:	/s/ Luci Dishon

Date:	1-14-13

Terry Dishon

By:	/s/ Terry Dishon

Date:	1-14-13

Dishon Family Heritage Trust

By:
Name:
Title:
Date:

Southpaw Trust

By:
Name:
Title:
Date:

Rainmaker Trust

By:
Name:
Title:
Date:

Bert Tarrant (“Terry”) Dunken, Jr.

By:

Date:

Sheryl Dunken

By:

Date:

Terry Dishon

By:

Date:

Dishon Family Heritage Trust

By:	/s/ Terry Dunken
Name:	Terry Dunken
Title:	Trustee
Date:	1/14/14

Southpaw Trust

By:
Name:
Title:
Date:

Rainmaker Trust

By:	/s/ Terry Dunken
Name:	Terry Dunken
Title:	Trustee
Date:	1/14/14

Bert Tarrant (“Terry”) Dunken, Jr.

By:	/s/ Bert Tarrant (“Terry”) Dunken, Jr.

Date:	1/14/14

Sheryl Dunken

By:

Date:

Terry Dishon

By:

Date:

Dishon Family Heritage Trust

By:
Name:
Title:
Date:

Southpaw Trust

By:	/s/ Stan Miller
Name:	Stan Miller
Title:	Trustee
Date:	1/14/2014

Rainmaker Trust

By:
Name:
Title:
Date:

Bert Tarrant (“Terry”) Dunken, Jr.

By:

Date:

Sheryl Dunken

By:

Date:

Terry Dishon

By:

Date:

Dishon Family Heritage Trust

By:
Name:
Title:
Date:

Southpaw Trust

By:
Name:
Title:
Date:

Rainmaker Trust

By:
Name:
Title:
Date:

Bert Tarrant (“Terry”) Dunken, Jr.

By:

Date:

Sheryl Dunken

By:	/s/ Sheryl Dunken

Date:	1-14-14

David Gorham

By:	/s/ David Gorham

Date:	1/14/14

Connie Gorham

By:	/s/ Connie Gorham
Date:	1-14-14

Christy Albeck

By:

Date:

Albeck Financial Services, Inc.

By:

Date:

Hunter M. A. Carr

By:

Date:

Recap Marketing & Consulting, LLP

By:
Name:
On behalf of RMAC, LLC
Title:	General Partner of Recap Marketing & Consulting, LLP
Date:

David Gorham

By:

Date:

Connie Gorham

By:
Date:

Christy Albeck

By:	/s/ Christy Albeck

Date:	1-14-2014

Albeck Financial Services, Inc.

By:	/s/ Christy Albeck

Date:	1-14-2014

Hunter M. A. Carr

By:

Date:

Recap Marketing & Consulting, LLP

By:
Name:
On behalf of RMAC, LLC
Title:	General Partner of Recap Marketing & Consulting, LLP
Date:

David Gorham

By:

Date:

Connie Gorham

By:
Date:

Christy Albeck

By:

Date:

Albeck Financial Services, Inc.

By:

Date:

Hunter M. A. Carr

By:	/s/ Hunter M. A. Carr

Date:	1-14-14

Recap Marketing & Consulting, LLP

By:	/s/ Hunter M. A. Carr
Name:	Hunter M. A. Carr
On behalf of RMAC, LLC
Title:	General Partner of Recap Marketing & Consulting, LLP
Date:	1-14-14

Rhodes Holdings, LLC

By:	/s/ Robert C. Rhodes, II
Name:	Robert C. Rhodes
On behalf of Delta S. Ventures
Title:	Member-Manager of Rhodes Holdings, LLC
Date:	January 14th, 2014

Robert L. Sonfield Jr. P.C. d/b/a Sonfield & Sonfield

By:	/s/ Robert L. Sonfield
Name:	Robert L. Sonfield, Jr.
Title:	President
Date:	January 14, 2014

Robert L, Sonfield, Jr.

By:	/s/ Robert L, Sonfield

Date:	January 14, 2014

Robert C. Rhodes

By:	/s/ Robert C. Rhodes, II

Date:	January 14th, 2014

American Equity Fund, LLC

By:	/s/ Robert C. Rhodes, II
Name:	Robert C. Rhodes
Title:	Managing Member, Rhodes Holdings, LLC
Date:	January 14th, 2014

Delta S Ventures, LP

By:	/s/ Robert C. Rhodes, II
Printed Name:	Robert C. Rhodes
On behalf of Delta S. Management, Inc
Title:	General Partner of Delta S Ventures, LP
Date:	January 14th, 2014

Rainmaker Ventures II, Ltd.

By:	/s/ Hunter M. A. Carr
Name:	on behalf of 2RV LLC
Title:	General Partner of Rainmaker Ventures II, Ltd.
Date:	1-14-14

Cloud Capital Corp

By:	/s/ Hunter M. A. Carr
Name:	Hunter M. A. Carr
Title:	President
Date:	1-14-14

William E. McIlwain

By:	William E. McIlwain

Date:	1-14-14

John Howell

By:

Date:

Scott A. Hepford

By:	/s/ Scott A. Hepford

Date:	1-14-14

Delta S Ventures, LP

By:
Printed Name:
On behalf of Delta S. Management, Inc
Title:	General Partner of Delta S Ventures, LP
Date:

Rainmaker Ventures II, Ltd.

By:
Name:	on behalf of 2RV LLC
Title:	General Partner of Rainmaker Ventures II, Ltd.
Date:

Cloud Capital Corp

By:
Name:
Title:
Date:

William E. McIlwain

By:

Date:

John Howell

By:	/s/ John Howell

Date:	1-14-14

Scott A. Hepford

By:

Date:

The Lunaria Heritage Trust

By:
Name
Title:
Date:

WEM Equity Capital Investments, Ltd.

By:	/s/ William E. McIlwain
Name:	William E. McIlwain
Title:	President
Date:	1-14-14

Kelley Kirker

By:	/s/ Kelley Kirker

Date:	1/14/2014

The Lunaria Heritage Trust

By:	/s/ Douglas Bean
Name:	Douglas Bean
Title:	Trustee
Date:	January 14, 2014

WEM Equity Capital Investments, Ltd.

By:
Name:
Title:
Date:

Kelley Kirker

By:

Date:

EXHIBIT A

1	924 Cat Loader	CAT0924KKPWR00546
2	279 Cat Skidsteer	CAT0279CAKWB00401
3	160 H Blade	CAT0160HHASD00550
4	2007 Komatsu PC210	KMPPC243E02450217
5	50D JD excavator	1FF05DXPA0275650
6	V8103 GMC 4x4	1GTEK14TX32224175
7	V52 96 Chevy Rollback	1GBKC3414TJ107642
8	V119 87 Suburban	1GNEV16K9HF121745
9	V110 05 GMC	1GTHK23205F804275
10	V71 93 Dodge 4x4	3B7MM33C7PM116512
11	V109 2011 GMC	1GT121E87BF125970
12	06 Chevy 4x4	1GCHK23D36F206121
13	V104 2000 GMC	1GTGK24R9YR216790
14	V87 1996 GMC 1-Ton	1GDKC34J8TJ512782
15	D61 EX	B47212
16	2003 F350	1FTSW31P83ED42453
17	2002 F350	1FTSX31F72EB39072
18	Jeep	1C4BJWFGXDC587972

EXHIBIT B

Addresses for Notice Under this Agreement

Digerati Technologies, Inc.
c/o Edward Rothberg
Hoover Slovacek LLP
5847 San Felipe, Suite 2200
Houston, TX 77057

Digerati Technologies, Inc.
c/o Arthur L. Smith, CEO
3463 Magic Drive, Suite 202
San Antonio, TX 78229

Arthur L. Smith
8023 Hermosa Hill
San Antonio, TX 78256

Antonio Estrada, Jr.
1807 Deer Ridge
San Antonio, TX 78232

Hurley Fairview, LLC
c/o Craig E. Power
1221 Lamar St. 16th Floor
Houston, TX 77010

Hurley Enterprises, Inc.
P.O. Box 385
Fairview, Montana 59221

Hurley Family Trust
P.O. Box 200
Fairview, MT 59221

Vess Hurley
701 West 4th Street
Fairview, Montana 59221

Sheyenne Rae Nelson Hurley
701 West 4th Street
Fairview, Montana 59221

Dishon Disposal, Inc.
15242 39th Ln NW
Williston, ND 58801

Riverfront Capital, LLC
c/o Terry Dishon, Manager
15242 39th Ln NW
Williston, ND 58801

Luci Dishon
15242 39th Ln NW
Williston, ND 58801

Terry Dishon
15242 39th Ln NW
Williston, ND 58801

Dishon Family Heritage Trust
15242 39th Ln NW
Williston, ND 58801

Southpaw Trust
2203 Greenhaven Dr.
Sugarland, Texas 77479

Rainmaker Trust
2203 Greenhaven Dr.
Sugarland, Texas 77479

Bert Tarrant ("Terry") Dunken, Jr.
2203 Greenhaven Dr.
Sugar Land, TX 77479

Sheryl Dunken
2203 Greenhaven Dr.
Sugar Land, TX 77479

David Gorham
137 West 500 South
Manti, UT 84642

Connie Gorham
137 West 500 South
Manti, UT 84642

Christy Albeck
1303 Heathwick Ln.
Houston, TX 77043-4505

Albeck Financial Services, Inc.
11767 Katy Freeway, Suite 830
Houston, TX 77079

Hunter M. A. Carr
P.O. Box 421566
Houston, Texas 77242

Recap Marketing & Consulting, LLP
P.O. Box 421566
Houston, Texas 77242

Rhodes Holdings, LLC
c/o Robert C. Rhodes
615 Longview Drive
Sugarland, TX 77478

Robert L. Sonfield, Jr.
2500 Wilcrest Drive Ste 300
Houston, Texas 77042

Robert L. Sonfield, Jr. d/b/a Sonfield & Sonfield, P.C.
2500 Wilcrest Drive Ste 300
Houston, Texas 77042
Robert C. Rhodes
615 Longview Drive
Sugar Land, TX 77478

Delta S Ventures, LP
c/o Robert C. Rhodes
615 Longview Drive
Sugar Land, Texas 77478-3728

Rainmaker Ventures II, Ltd.
P.O. Box 421566
Houston, TX 77242

Cloud Capital, LLC
P.O. Box 421566
Houston, TX 77242

William E. Mcllwain
3111 Rosemary Park Lane
Houston, TX 77082

John Howell
4502 Pinnacle Dr.
Medford, Oregon 97504

Scott A. Hepford
261 River Ridge
Spring Branch, TX 78078

The Lunaria Heritage Trust
c/o Douglas Bean
16880 NE 79th Street
Redmond, WA 98052

WEM Equity Capital Investments, LTD.
3111 Rosemary Park Lane
Houston, TX 77082

Kelley Kirker
13514 Greenwood Manor Drive
Cypress, Texas 77429

American Equity Fund, LLC
c/o Robert C. Rhodes
P.O. Box 846
Stafford, Texas 77497-0846